UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2007

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	0-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadow Way, Suite 400, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (904) 737-1367

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

On December 3, 2007, ParkerVision, Inc. (the “Company”) issued a press release responding to factual inaccuracies reported December 1, 2007 in a Barron’s article. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. Furthermore, ParkerVision’s written response to questions posed by Mr. Bill Alpert of Barron’s is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. As provided in General Instruction B.2 of Form 8-K, the information and exhibit contained in this Form 8-K are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 — Financial Statement and Exhibits

99.1	Press release of the Company dated December 3, 2007.
99.2	ParkerVision Written Response to Bill Alpert of Barron’s

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKERVISION, INC.

Date: December 3, 2007	By:	/s/ Cynthia Poehlman
Cynthia Poehlman Chief Financial Officer